UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2005

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-3480                     41-0423660
(State of Incorporation)           (Commission                 (IRS Employer
                                   File Number)              Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (701) 222-7900



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On February 10, 2005, MDU Resources Group, Inc. (the "Company") announced the retirement of Homer A. Scott, Jr. from the Company's Board of Directors, effective February 10, 2005.

     The press release which is incorporated by reference herein is attached as
Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits

         99 Press Release issued February 10, 2005, regarding the retirement of Homer A. Scott, Jr. from the MDU Resources Group, Inc. Board of Directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 11, 2005



                                           MDU RESOURCES GROUP, INC.


                                           By:  /s/ Vernon A. Raile
                                              ---------------------------------
                                                Vernon A. Raile
                                                Senior Vice President
                                                and Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number          Description of Exhibit
--------------          ----------------------

     99 Press release issued February 10, 2005, regarding the retirement of Homer A. Scott, Jr. from the MDU Resources Group, Inc. Board of Directors.